                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 22, 2002

                          ----------------------------



                             MTC TECHNOLOGIES, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



DELAWARE                               000-49890               02-0593816
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION          (COMMISSION             IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)        IDENTIFICATION NUMBER)




    4032 Linden Avenue, Dayton, Ohio                                45432
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 252-9199

                         -------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

     On August 22, 2002, the Company issued a press release announcing that Modern Technologies Corp., a wholly owned subsidiary of MTC Technologies, Inc., was selected to receive a task order under the Flexible Acquisition and Sustainment Tool (FAST) contract for Joint Threat Emitter Systems. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

             Ex. 99.1 Press Release dated August 22, 2002.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2002

                                                 MTC TECHNOLOGIES, INC.


                                                 By: /s/  David Gutridge
                                                     ---------------------------
                                                     David Gutridge
                                                     Chief Financial Officer

INDEX TO EXHIBITS

Exhibit                              Description of Exhibit

99.1                                 Press release, dated August 22, 2002